SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2004 (Date of Report) (Date of Earliest Event Reported)

iVillage Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25469 (Commission File No.)	13-3845162 (IRS Employer Identification No.)

500 Seventh Avenue, New York, New York 10018 (Address of Principal Executive Offices, including Zip Code)

(212) 600-6000 (Registrant's Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events and Regulation FD Disclosure.

          On July 1, 2004, iVillage Inc. received notice of exercise from the underwriters of its public offering of the exercise of the underwriters’ over-allotment option with respect to 1,650,000 shares of iVillage common stock, par value $0.01 per share. The shares are being offered under iVillage’s shelf registration statement on Form S-3 (File 333-114474), as amended. In connection with this offering, Orrick, Herrington & Sutcliffe LLP, counsel to iVillage, has delivered an opinion with respect to the validity of the shares. A copy of this opinion is attached as Exhibit 5.1 to this Current Report and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits.

     (c)      Exhibits.

     5.1      Opinion of Orrick, Herrington & Sutcliffe LLP

     23.1     Consent of Orrick, Herrington & Sutcliffe LLP (reference is made to Exhibit 5.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVillage Inc.
(Registrant)

Date: July 2, 2004	By:	/s/ Jeremy J. Wolk
Jeremy J. Wolk
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number   Description

     5.1        Opinion of Orrick, Herrington & Sutcliffe LLP.

     23.1      Consent of Orrick, Herrington & Sutcliffe LLP (reference is made to Exhibit 5.1).